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                         QUANTUM EPITAXIAL DESIGNS, INC.
                       EMPLOYEE CONFIDENTIALITY AGREEMENT


                  THIS EMPLOYEE CONFIDENTIALITY AGREEMENT (this "Agreement") is made this _____ day of ____________, 199___ by and between ______________________ (the "Employee"), a resident of
_____________________________, _______________________ and QUANTUM EPITAXIAL
DESIGNS, INC., a corporation organized and existing under the laws of the Commonwealth of Pennsylvania (the "Company").


                              W I T N E S S E T H:

                  WHEREAS, the Employee desires employment by the Company and has not yet commenced such employment relationship; and

                  WHEREAS, the Company desires to employ the Employee and desires to receive the benefits of the covenants set forth herein; and

                  WHEREAS, the Employee agrees to make the covenants to the Company set forth herein.


                  NOW, THEREFORE, in consideration of these premises and the mutual promises made herein and the mutual benefits to be derived herefrom, the Employee and the Company, intending to be legally bound, hereby agree as follows:

                  1. Confidential Information. Without the prior written consent of the President of the Company, except as shall be necessary in the performance of the Employee's assigned duties, the Employee shall not disclose or use for the Employee's direct or indirect benefit or the direct or indirect benefit of any third party, and Employee shall maintain, both during and after the Employee's employment, the confidentiality of any and all Confidential Information (as hereinafter defined) of the Company. "Confidential Information" means any information (written, oral or stored in any information storage and/or retrieval medium or device) that the Company treats as confidential or proprietary, including, but not limited to, any information relating to research and development plans, methods, efforts and results; manufacturing or production design, processes, flow-charts and methods; existing and proposed products; product plans, sketches, and blueprints; computer codes or instructions (including source and object code listings, program logic algorithms,

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subroutines, modules or other subparts of computer programs and related documentation, including program notation); business studies; business development plans and efforts; business procedures; financial data (including, but not limited to cost data); personnel information; marketing and sales data, methods, plans and efforts; the identities of customers, contractors and suppliers and prospective customers, contractors and suppliers; the terms of contracts and agreements with customers, contractors and suppliers; the Company's relationship with actual and prospective customers, contractors and suppliers and the needs and requirements of, and the Company's course of dealing with, any such actual or prospective customers, contractors and suppliers; customer and vendor credit information; any information or data provided by or on behalf of independent contractors, customers, prospective customers or others subject to the terms of a confidentiality, non-disclosure or similar agreement or the reasonable expectation that such information or data would be treated as "confidential" or non-public information or data; any information, data or work product created, developed, prepared, compiled or assembled for or on behalf of the Company, any independent contractor, customer, prospective customer, or other person or entity, whether by the Employee or by other Company employees, agents or contractors; and any other information that has not been made available to the general public. Failure to mark any of the Confidential Information as confidential or proprietary shall not affect its status as Confidential Information under the terms of this Agreement.

                  2. Property. During the term of this Agreement and thereafter, the Employee shall not remove from the Company's offices or premises any documents, records, notebooks, files, correspondence, reports, memoranda, computer tapes, computer disks or similar materials of or containing Confidential Information of the type identified in Section 1 hereof, or other materials or property of any kind, unless necessary in accordance with the Employee's duties and responsibilities of employment, and in the event that any of such material or property is removed, all of the foregoing shall be returned to their proper files or places of safekeeping as promptly as possible after the removal shall have served its specific purpose; nor shall the Employee make, retain, remove or distribute any copies of any of the foregoing for any reason whatsoever, except as may be necessary in the discharge of the Employee's assigned duties; and upon the termination of the Employee's employment by the Company, the Employee shall return to the Company all originals, copies and extracts of the foregoing, then in the Employee's possession or under Employee's direct or indirect control, and shall delete or destroy any of the foregoing in his possession or under his direct or indirect control stored on magnetic or other media or on any information storage or retrieval device, whether prepared by the Employee or by others.



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                  3.       Intellectual Property.

                           (a) The Employee acknowledges and agrees that any
and all writings, documents, inventions, discoveries, improvements, computer programs or instructions (whether in source code, object code, or any other form), plans, memoranda, tests, research, designs, specifications, models, data, diagrams, flow charts, and/or techniques (whether reduced to written form or otherwise) that the Employee makes, conceives, discovers or develops, either solely or jointly with any other person, at any time during the term of the Employee's employment (or thereafter, if based upon or incorporating any Confidential Information), whether during working hours or at the Company's facility or at any other time or location, and whether upon the request or suggestion of the Company or otherwise, that relate to or are useful in any way in connection with any business now or hereafter carried on by the Company (collectively, "Intellectual Work Product") shall be the sole and exclusive property of the Company. The Employee shall promptly disclose to the Company all Intellectual Work Product and maintain any and all records thereof. The Employee shall have no claim for additional compensation for the Intellectual Work Product.

                           (b) The Employee acknowledges that all the
Intellectual Work Product that is copyrightable shall be considered a work made for hire under United States Copyright Law. To the extent that any copyrightable Intellectual Work Product may not be considered a work made for hire under the applicable provisions of the Copyright Law, or to the extent that, notwithstanding the foregoing provisions, the Employee may retain an interest in any Intellectual Work Product that is not copyrightable, the Employee hereby irrevocably assigns and transfers to the Company any and all right, title, and/or interest that the Employee may have in the Intellectual Work Product under copyright, patent, trade secret and trademark law, in perpetuity or for the longest period otherwise permitted by law, without the necessity of further consideration. The Company shall be entitled to obtain and hold in its own name all copyrights, patents, trade secrets, and trademarks with respect thereto.



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                           (c) At the request and expense of the Company, either
before or after the cessation of the Employee's employment, the Employee shall assist the Company in acquiring and maintaining copyright, patent, trade secret, and trade mark protection upon, and confirming the Company's title to, any Intellectual Work Product. The Employee's assistance shall include making all lawful oaths and declarations, executing and delivering all applications for and other documents prepared in connection with the prosecution, maintenance, enforcement and or defense of any copyrights, patent rights, trade secret rights, and trademark rights, cooperating in legal proceedings, and taking any and all other actions considered necessary or desirable by the Company.

                           (d) In the event the Company is unable after
reasonable effort to secure the Employee's signature on any of the documents referenced in Section 3(c) above, whether because of the Employee's physical or mental incapacity or for any other reason whatsoever, the Employee hereby irrevocably designates and appoints the Company and its duly authorized officers and agents as the Employee's agent and attorney-in-fact, to act for and in his behalf and stead to execute and file any such documents and to do all other lawfully permitted acts to further the prosecution and issuance of any such copyright, patent, trade secret, trade mark, or other analogous protection, with the same legal force and effect as if executed by the Employee.

                           (e) The Employee represents that the writings,
documents, inventions, discoveries, computer programs or instructions (whether in source code, object code, or any other form), algorithms, plans, memoranda, tests, research, designs, innovations, systems, analyses, specifications, models, data, diagrams, flow charts, and/or techniques and all copyrights, patents, trademarks and trade names or similar intangible property identified in
Schedule 3(e) hereof comprises all of the writings, documents, inventions, discoveries, computer programs or instructions (whether in source code, object code, or any other form), algorithms, plans, memoranda, tests, research, designs, innovations, systems, analyses, specifications, models, data, diagrams, flow charts, and/or techniques and all copyrights, patents, trademarks and trade names or similar intangible property that Employee has created, made, conceived of, discovered or developed prior to the date hereof, and the same are excluded from the operation of the other provisions of this Section 3.



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                  4. Disclosure. Employee shall disclose promptly to the Company any and all Confidential Information and information relating to all Intellectual Work Product which Employee may make, conceive, discover or develop during the period of his employment by the Company (or thereafter, if based upon or incorporating any Confidential Information).

                  5.       Covenant Not to Compete.

                           (a) During the period of the Employee's employment by
the Company and for a period of two (2) years thereafter, the Employee shall not, anywhere in the world, directly or indirectly engage or become interested in (as owner, proprietor, promoter, stockholder, partner, co-venturer, director, officer, employee, agent, consultant or otherwise) any business which develops, manufactures, markets or sells MBE grown III-V semiconductor wafers to include MESFETs, QWIPs, HBTs, PHEMTs or any other new product or service marketed or sold by the Company during the period of Employee's employment by the Company (the "Business of the Company"). Notwithstanding the foregoing Section 5(a) hereof to the contrary, Employee shall be permitted to own not more than two percent (2%) of the issued outstanding equity securities of any class of publicly-traded equity securities, irrespective of whether the issuer thereof is engaged in the Business of the Company.

                           (b) During the period of Employee's employment by the
Company and for a period of two (2) years thereafter, the Employee shall not, directly or indirectly, solicit, call on, or otherwise deal in any way with any customer, supplier or contractor with whom the Company shall have dealt at any time during the period of the Employee's performance of services to the Company, for a purpose which is competitive with the Business of the Company, or influence or attempt to influence any customer, supplier or contractor of the Company to terminate or modify any written or oral agreement or course of dealing with the Company.

                           (c) For a period of two (2) years after the cessation
of Employee's employment with the Company, Employee shall not directly or indirectly, employ, engage or retain, or arrange to have any other person or entity employ, engage or retain any person who is an employee, contractor, consultant or agent of the Company or shall have been employed, engaged or retained by the Company as an employee, contractor, consultant or agent at any time during the one (1) year period preceding the date upon which Employee's

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employment with the Company ceases; additionally, Employee shall not, directly or indirectly, influence or attempt to influence any such person to terminate or modify his employment arrangement or engagement with the Company.

                  6. Other Agreements. The Employee hereby represents and warrants that the Employee is not subject to any other agreement that the Employee may violate by executing, delivering or performing this Agreement. The Employee agrees to disclose the existence and terms of this Agreement to any employer or other person that the Employee may perform services for after the cessation of the Employee's employment at the Company.

                  7. Outside Employment; No Employment Agreement. During the period of Employee's employment by the Company Employee shall not engage in any outside employment, business or other remunerative activity, except with the prior written consent of the Company. This Agreement is not, and does not contain an employment agreement or a promise of continued employment. Either the Employee or the Company has the right to terminate Employee's employment at the Company at any time and for any reason or no reason.

                  8. Survival of Provisions. The obligations of the Employee as set forth herein shall survive the cessation or termination of the Employee's employment with the Company.

                  9. Successors and Assigns. The Company may assign this Agreement to, and this Agreement shall bind and inure to the benefit of, any parent, subsidiary, affiliate or successor of the Company. This Agreement shall not be assignable by the Employee.

                  10. Entire Agreement; Amendments. This Agreement contains the entire agreement and understanding of the parties relating to the subject matter hereof and merges and supersedes all prior discussions, agreements and understandings of every nature between them. This Agreement may not be changed or modified, except by an agreement in writing signed by both of the parties hereto.

                  11. Waiver. The waiver of the breach of any term or provision of this Agreement shall not operate as or be construed to be a waiver of any other or subsequent breach of this Agreement.


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                  12. Governing Law. This Agreement shall be construed and
enforced in accordance with the laws of the Commonwealth of Pennsylvania, without regard to conflicts of law principles of Pennsylvania or any other jurisdiction.

                  13. Invalidity. If any provision of this Agreement shall be determined to be void, invalid, unenforceable or illegal for any reason, the validity and enforceability of all of the remaining provisions hereof shall not be affected thereby. If any particular provisions of this Agreement shall be adjudicated to be invalid or unenforceable, such provision shall be deemed amended to delete therefrom the portion thus adjudicated to be invalid or unenforceable, such amendment to apply only to the operation of such provision in the particular jurisdiction in which such adjudication is made; provided that, if any one or more of the provisions contained in this Agreement shall be adjudicated to be invalid or unenforceable because such provision is held to be excessively broad as to duration, geographic scope, activity or subject, such provision shall be deemed amended by limiting and reducing it so as to be valid and enforceable to the maximum extent compatible with the applicable laws of such jurisdiction, such amendment only to apply with respect to the operation of such provision in the applicable jurisdiction in which the adjudication is made.

                  14. Section Headings. The section headings in this Agreement are for convenience only; they form no part of this Agreement and shall not affect its interpretation.

                  15. Gender; Number. Words used herein, regardless of the number and gender specifically used, shall be deemed and construed to include any other number, singular or plural, and any other gender, masculine, feminine or neuter, as the context requires.

                  16. Enforcement. The Employee acknowledges that it is impossible to measure fully, in money, the injury that will be caused to the Company in the event of a breach or threatened breach of any of the provisions of this Agreement, and the Employee waives the claim or defense that the Company has an adequate remedy at law. The Employee shall not, in any action or proceeding to enforce any of the provisions of this Agreement, assert the claim or defense that such an adequate remedy at law exists. The Company shall be entitled to injunctive relief to enforce the provisions of such sections hereof, without prejudice to any other remedy the Company may have at law or in equity.


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The periods of time set forth in Section 5 hereof shall not include and shall be deemed extended by any time required for litigation to enforce the relevant covenant periods, provided that the Company is successful on the merits in any such litigation. The "time required for litigation" is herein defined to mean the period of time from service of process upon the Employee through the expiration of all appeals related to such litigation. If an action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to recover, in addition to any other relief, reasonable attorney's fees, costs and disbursements.

                  17. Disclosure of Agreement. Employee agrees that upon and after her termination or cessation of employment with the Company, until such time as no obligations of Employee to the Company hereunder exist, Employee shall (i) provide a complete copy of this Agreement to any prospective employer or other person, entity or association in the Business of the Company, with whom or which Employee proposes to be employed, affiliated, engaged, associated or to establish any business or remunerative relationship prior to the commencement thereof and (ii) shall notify the Company of the name and address of any such person, entity or association prior to her employment, affiliation, engagement, association or the establishment of any business or remunerative relationship. Employee will provide the names and addresses of any of such persons or entities as the Company may from time to time reasonably request.

                  18. Consent to Forum, Etc. Any legal proceeding arising out of or relating to this Agreement shall be instituted in the United States District Court for the Eastern District of Pennsylvania, or if such court does not have jurisdiction or will not accept jurisdiction, in any court of general jurisdiction in Northampton County, Pennsylvania and the Employee hereby consents to the personal and exclusive jurisdiction of such court and hereby waives any objection that the Employee may have to the laying of venue of any such proceeding and any claim or defense of inconvenient forum. Notwithstanding anything to the contrary set forth above, the Company shall have the right to institute or defend and legal action arising out of or relating to this Agreement in any appropriate court and in any jurisdiction.



                        [Executions set forth on page 9]


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                  IN WITNESS WHEREOF, the parties have caused this Employee
Confidentiality Agreement to be executed the day and year first above written.



                                            QUANTUM EPITAXIAL DESIGNS, INC.



                                            By:
                                               -----------------------------


                                            Its:
                                                ----------------------------


                                            EMPLOYEE:



                                            --------------------------------
                                            (Signature)



                                            --------------------------------
                                            Print Name


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